UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ALBERTON ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Not applicable

	(2)	Aggregate number of securities to which transaction applies: Not applicable

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED NOVEMBER 5, 2019

ALBERTON ACQUISITION CORPORATION
Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On December 27, 2019

TO THE SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION:

You are cordially invited to attend the 2019 annual meeting (the “Meeting”) of the shareholders of Alberton Acquisition Corporation (the “Company” or “ALAC”) to be held at 10:00 a.m., local time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York, 10018, on December 27, 2019, for the purpose of considering and voting upon the following proposals:

●	To re-elect each of the five directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2020 annual meeting of shareholders;

●	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2018 and for the fiscal year then ending December 31, 2019; and

●	To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

No other business shall be transacted at the Meeting.

The Board has fixed the close of business on November 1, 2019 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. On the Record Date, there were [●] outstanding shares, including [●] outstanding public shares.

After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR All” the proposal regarding the re-election of the five directors identified herein to the Board, “FOR” the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and “FOR” the proposal to direct the chairman of the Meeting to adjourn the Meeting.

You are welcome to attend the Meeting in person. Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. This will assure your representation and a quorum for the transaction of business at the meeting.

I look forward to seeing you at the meeting.

Dated: November 5, 2019

Sincerely,

/s/ Bin (Ben) Wang
Bin (Ben) Wang
Chief Executive Officer

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

Meeting Time: 10:00 am December 27, 2019 (Eastern Time)

TO THE SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION:

You are cordially invited to attend the 2019 annual meeting (the “Meeting”) of the shareholders of Alberton Acquisition Corporation (the “Company” or “ALAC”) to be held at 10:00 a.m., local time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York, 10018, on December 27, 2019, for the purpose of considering and voting upon the following proposals:

●	To re-elect each of the five directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2020 annual meeting of shareholders;

●	To ratify the appointment of Friedman LLP (“Friedman”) to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2018 and for the fiscal year then ending December 31, 2019; and

●	To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on November 1, 2019 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. On the Record Date, there were [●] outstanding shares, including [●] outstanding public shares.

The affirmative vote of more than 50% of the Company’s shares present (in person or by proxy) at the Meeting and voting will be required to approve the proposals. Each of the five directors identified herein shall be re-elected to the Board if that director's election is so approved by the affirmative vote of a majority of the shares present (in person or by proxy) at the Meeting and voting on the proposal. With regard to the re-election of the five directors note however that while each will be elected for a further one-year term (until the 2020 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be modified in connection the terms and proposals for Business Combination and any amendment to our amended and restated Memorandum and Articles of Association (the “Memorandum and Articles”) in connection therewith.

Enclosed is the proxy statement containing detailed information concerning the above referenced proposals to be considered at the Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Meeting and at any adjournments or postponements of the Meeting.

Proxies and Voting Procedures

You can vote via one of the following methods:

1)	Vote By Internet: by logging on to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

2)	Vote In Person: If you choose to vote in person at the Meeting, please request a proxy card upon arrival at the Meeting and return the completed card to the Inspector of Elections prior to the vote.

3)	Vote By Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
2019 ANNUAL MEETING OF SHAREHOLDERS

Meeting Time: 10:00 am December 27, 2019 (Eastern Time)

The proxy statement and the 2018 Annual Report of Alberton Acquisition Corporation (the “Company”) are available at https://materials.proxyvote.com/G35006.

We are pleased to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission's “notice and access” rules. As a result, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including this proxy statement and our 2018 Annual Report, is being mailed to shareholders on or about November 13, 2019. The Notice also provides instructions on how shareholders can receive paper copies of our proxy materials as well as instructions on how to vote over the Internet or by mail.

A hard copy of this proxy statement and the 2018 Annual Report of the Company (and any information incorporated into it by reference) will not be sent to you unless you have previously notified Broadridge, that you wished to receive all documents in hard copy form or unless requested in accordance with the procedure set out herein. You may request a hard copy of this document (and any information incorporated into it by reference) through the internet by logging on to www.proxyvote.com and following the instructions or by contacting Broadridge at +1 800 579 1639 or at sendmaterial@proxyvote.com.

Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the Meeting.

Dated: November 5, 2019

/s/ Bin (Ben) Wang
Bin (Ben) Wang
Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

To vote via the Internet:

Internet: www.proxyvote.com

i

ALBERTON ACQUISITION CORPORATION

Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON DECEMBER 27, 2019 (Eastern Time)

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement is being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the 2019 annual meeting of shareholders (the “Meeting”) to be held on December 27, 2019 at 10:00 a.m., local time, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York, 10018, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

		●	To re-elect each of the five directors identified herein to the Company’s Board, with such directors to serve until the 2020 annual meeting of shareholders;

		●	To ratify the appointment of Friedman LLP to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2018 and the for the year then ending December 31, 2019; and

		●	To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

With regard to the re-election of the five directors note however that while each will be elected for a further one-year term (until the 2020 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.

Q. How does the Board of Directors recommend I vote?	A.

After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” the re-election of the five directors identified in the proxy statement to the Board and “FOR” directing the ratification of Friedman LLP to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2018 and for the fiscal year then ending December 31, 2019; and “FOR” the proposal to direct the chairman of the Meeting to adjourn the Meeting.

Q. Who may vote at the Meeting?	A.

The Board has fixed the close of business on November 1, 2019 (the “Record Date”) as the date for determining the shareholders entitled to vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on the Record Date are entitled to have their votes counted at the Meeting or any adjournment.

Q. How many votes must be present to hold the Meeting?	A.	A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the Meeting for each share you held as of the Record Date. As of the close of business on the Record Date, there were [●] outstanding shares, including [●] outstanding public shares.

Q. What is the proxy card?	A.

The proxy card enables you to appoint the representatives named on the card to vote your shares at the Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date, in case your plans change.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other inside shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the proposals set forth herein. On the Record Date, these shareholders beneficially owned and were entitled to vote 3,201,758 of the Company’s shares, representing approximately 21.79% of the Company’s outstanding shares.

Q. What vote is required to adopt each of the proposals?	A.	Each of the proposal five directors identified herein shall be re-elected to the Board if the proposal to elect the relevant director is approved by the affirmative vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.

Q. What is the deadline for voting my shares?	A.

If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Meeting, in order for your shares to be voted at the Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Q. Where will I be able to find the voting results of the Meeting?	A.

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Q: How do I vote	A.

By mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a shareholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

On the Internet

We have established Internet voting procedures for shareholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m., Eastern Standard Time, on December 26, 2019.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote on the Internet, you do not have to return your proxy or voting instruction card.

The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Shareholders who attend the Meeting may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Meeting.

Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.

If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the Meeting.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the Meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?	A.	If you are a shareholder of record, you can revoke your proxy before it is exercised by:

		●	giving written notice to the Corporate Secretary of the Company;
		●	delivering a valid, later-dated proxy, or a later-dated vote on the Internet, in a timely manner; or
		●	voting by ballot at the Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Meeting.

Q. Can I receive future materials via the internet?	A.

If you vote by internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

Q. Who can help answer my questions?	A.

If you have questions, you may write or call:

Alberton Acquisition Corporation

Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

Attn: Guan Wang
Tel: +852 2117 1621
Email: kevinkqliu@hotmail.com, ben@albertoncorp.com

NOT TO SEEK APPROVAL ON THE PROPOSED BUSINESS COMBINATION

On September 24, 2019, the Company filed a Current Report on Form 8-K with the SEC regarding the issuance of an unsecured promissory note in the aggregate principal amount of $1,148,800 (the “Note”) to Global Nature Investment Holdings Limited (“Global Nature”), its registered assignees or successor in interest (the “Payee”). The Note was issued in connection with a non-binding letter of intent entered into by and between Alberton and Global Nature on September 13, 2019, to consummate a potential business combination with Global Nature (the “LOI”).

You are NOT being asked to vote on the proposed business combination with Global Nature at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with Global Nature (the “Business Combination”) when it is submitted to shareholders.

PROPOSAL 1- ELECTION OF DIRECTORS

The Company's board of directors currently consists of five directors, all of which shall be elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a one-year term.

The terms of the present Directors, Messrs. Bin (Ben) Wang, Guan Wang, Howard Jiang, John W. Allen, and Harry Edelson, are due to expire at the Company's first annual general meeting. At the Meeting therefore, the shareholders are being asked to re-elect each of Messrs. Bin (Ben) Wang, Guan Wang, Howard Jiang, John W. Allen, and Harry Edelson to our board of directors to serve as Directors until the 2020 annual meeting of shareholders.

With regard to the re-election of the five directors note however that while each will be elected for a further one-year term (until the 2020 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.

Subsequent to shareholder approval of this proposal, the Board will have a total of five members, divided into two classes as follows:

The following biographical information is furnished as to each nominee for election as a director of the Board:

Bin (Ben) Wang, 60, Managing Director of Eon Capital International Ltd, a Hong Kong-incorporated corporate advisory service company since 2007. In this role, he has advised many companies in mergers and acquisitions and project financing including China Railway Rolling-stock Corp. (CRRC), Weifang Hengan Radiator Group Co. Ltd., Shandong Shiheng Special Steel Group Co. Ltd., Shandong Tiantong Food Co., Ltd., American Lorain Corp., China New Media Corp. and Sino-Gas International Holdings. Ben began his financial career in 1994 with Chemical Bank, as market segment manager for the Asian market. He then served as Vice President and Team Leader of Chase International Financial Services after Chemical Bank’s merger into Chase in 1996 and later combination into JP Morgan Chase in 2000. He continued his service at JP Morgan Chase with a broad range of management responsibilities in the development and growth of the bank’s international business until 2006. Ben graduated from Northwestern Polytechnic University in 1980, received his M.S. degree in Mechanical Engineering from Xi’an Jiaotong University in 1983 and he obtained his MA in economics from Illinois State University in 1992.

We believe Mr. Wang is well-qualified to serve as the chairman of the board due to his substantial experience in mergers and acquisitions as well as his expertise and resources in financing and deal sourcing.

Guan Wang, 41, Executive Director, Sinobay (Hong Kong) Commercial Real Estate & Management Co, Ltd, Shenzhen, China, since 2005. She has been in charge of Sinobay’s major investments for 13 years since its inception in 2005. From 2003 to 2005, she served as Director of Human Resources at Union Economic and Trading Investment Co. Ltd, Shenzhen, China, where she was responsible for the company’s human resource development, designing and improving the company’s organizational structure, and cultivating its corporate culture. From 1999 to 2002, she was an assistant in the Human Resources Division at CR Vanguard, a large national supermarket chain in China, a subsidiary of China Resources, a Fortune Global 500 company. Guan received her Bachelor of Science in Computer Application from Shenyang Aerospace University in China in 1999.

We believe that Ms. Wang is well-qualified to serve as a member of our board due to her work and investment management experience and her experience in human resources management in terms of evaluating top management of companies.

Harry Edelson, 86, CFA, CCP, CDP, President since 1980 of Edelson Technology, Inc., a company involved in consulting, fundraising, M&A, and investments. From 1984 until 2005 was an advisor and consultant for 10 multinational corporations (AT&T, Viacom, 3M, Ford Motor, Cincinnati Bell, Colgate-Palmolive, Reed Elsevier, Imation, Asea Brown Boveri and UPS). During this time he managed four technology-oriented strategic venture capital funds for the aforementioned 10 companies using corporate rather than pension money. He has served on over 150 boards of directors, 12 as chairman. At some time in the past five years, Harry Edelson served as a director of four private companies, Airwire, PogoTec, eChinaCash, Pathway Genomics, and one public company, China Gerui. Executive positions in industry include Senior Systems Computer Engineer for Unisys, Transmission Engineer for AT&T (1962-1967), CTO for Cities Service (1967-1970) and Director of Marketing for a terminal manufacturer serving the nascent internet industry (1971-1973). His experience in technology led him to a 12 year career as a securities analyst on Wall Street covering telecommunications, computers, and office equipment for three leading investment banking firms in the 1970s and 1980s. Harry obtained a BS in Physics from Brooklyn College in 1962, MBA from New York University Graduate School of Business in 1965, and completed a Graduate Program in Telecommunications Engineering at the Cornell Graduate School of Electrical Engineering in 1966. In 2007, Harry served as Chairman and Chief Executive Officer for China Opportunity Acquisition Corp., a SPAC that raised $40 million and merged with China Gerui in 2009.

We believe Mr. Edelson is well-qualified to serve as a member of our board and Chairman of the Audit Committee due to his decades of experience on Wall Street and various venture capital ventures. He has SPAC experience, vast board experience, and participated in numerous M&A transactions.

John W. Allen, 80, Chairman and Chief Executive Officer, since 1994, of Greater China Corporation, a company providing global investment banking services. Since 2008, he has also served as President of Spring Investment Corporation, a Family Investment firm. He has participated in more than 50 investment transactions in the U.S., Canada, Asia, Europe and throughout Latin America. He has served on a number of boards of public and private companies and foundations. Since December 2014 he has been an Independent Director and Chairman of the Audit Committee of Enssolutions Group Inc. a public company listed on the Toronto TSXV exchange. John began his financial career with the Bank of Boston where he eventually ran the international investment subsidiary, Boston Overseas Financial Corporation. He joined Schroder Bank and Trust Company as Assistant to James D. Wolfensohn (former President of the World Bank Group). He also served as a Trustee of the Soros Open Society Institute and as one of three Trustees of the International Science Foundation with George Soros and Nobel Laureate James Watson from 1990 to 2005. He is currently a member of the Advisory Board of the World Policy Institute and a former member of the Business Council of the United Nations. He also served as Chairman of the Board of AIESEC Yale and AIESEC U.S., an international student exchange program. He is currently a Trustee of the Chinese Cultural Foundation and founding member of the China Investment Group. John received his BA from Yale University in 1961 and his MBA from Harvard Business School in 1965.

We believe Mr. Allen is well-qualified to serve as a member of our board and Chairman of the Compensation Committee due to his experience as a board member of public and private companies in a wide variety of industries and countries and his years of venture and investment experience.

Howard Jiang,  60, Counsel of Becker & Poliakoff LLP, since 2019. He began his career at Baker & McKenzie LLP New York office in 1990 and later served as a partner there. Prior to joining Becker & Poliakoff, during the last five years, he was also a partner at Locke Lord LLP, Seyfarth Shaw LLP and White and Williams LLP. Howard’s practice focuses on capital markets and mergers and acquisitions. He has extensive transactional experience in structuring deals, designing exits and financial products for complicated financing purposes, including mergers and acquisitions, project finance and credit workout situations. He has participated in many projects, including IPOs, public buy-outs and going private transactions. He participated in establishing the joint venture between GM and Shanghai AutoWorks. He lead the legal team that assisted in the establishment of many US and European multinationals’ operations and acquisitions in China, including American Standard, Trane and Wabco. He advised Fresenius, the leading German managed-care provider in its acquisition of MedPartners operations in North American and Europe. He advised a consortium in the acquisition of Digital Domain, which was later injected into a Hong Kong listed company. He worked on project finance deals such as the FLAG submarine cable project and a cruise ship terminal in the US British Virgin Islands. He was active in rollup transactions and buyouts advising clients in telecom and sports equipment fields. He advised on Shandong Huaneng Power’s IPO on the New York Stock Exchange, the first Chinese ADR offering in the world. In addition, Howard has been a director of Daqing Hawkland Technology Investment Corp. since 2010, a currently inactive company that previously made investments in emerging manufacturing companies and exited its last portfolio investment in 2016. Howard’s transaction experience spans manufacturing, pharmaceuticals and nutraceuticals, biopharmaceuticals, medical device, utilities, heavy equipment manufacturing, fulfillment operations, internet technologies, entertainment and media, movie production and post production, power generation and infrastructure development projects as well as location based entertainment projects. He has broad connections in the investment community and access to deal flow. We believe that his capital market and M&A expertise as well as his connections will be beneficial to the Company. Howard obtained his JD from Columbia University Law School in 1992; Master in International Banking and Finance from Columbia University in 1989; Master of Corporate Finance from Webster University, Switzerland in 1988. He obtained his BA in English Literature from Shanghai University of International Studies in 1982.

We believe Mr. Jiang is well-qualified to serve as a member of our board and Chairman of the Corporate Governance and Nominating Committee due to his experience as legal advisor to public and private businesses, his global connections in a wide variety of industries and his expertise in negotiating and consummating mergers and acquisitions.

Executive Officers and Director Compensation During 2018

No executive officer has received any cash compensation for services rendered to us. Commencing on August 1, 2018 and terminating upon completion of our initial business combination or the distribution of the trust account to our public shareholders, we will pay Hong Ye Hong Kong Shareholding Co., Limited (“Hong Ye” or the “Sponsor”), an entity solely owned to Guan Wang, a fee of $1,000 per month for providing us with general and administrative services, including office space and utilities services. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary.

Other than the $1,000 per month administrative fee, the $290,000 payment to White and Williams LLP (an affiliate of one of our directors) for its legal services to the Company in connection with the initial public offering (the “IPO”) and other payments to such firm for legal services (including with respect to periodic filings) prior to the initial business combination and the repayment of $300,000 of non-interest bearing loans made to us by Guan Wang, no compensation or fees of any kind, including finder’s fee, consulting fees and other similar fees, will be paid to our initial shareholders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is).

Directors, officers and initial shareholders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Required Vote

Each of Bin (Ben) Wang, Guan Wang, Howard Jiang, John W. Allen, and Harry Edelson shall be re-elected to the board of directors of the Company as Directors until the 2020 annual meeting of shareholders if the proposal to re-elect that person is approved by the affirmative vote of the majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR ALL” the re-election of the persons named above.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTNANT

We are asking our shareholders to ratify the appointment of Friedman LLP (“Friedman”) as our independent registered public accounting firm for the fiscal year ended December 31, 2018 and for the fiscal year then ending December 31, 2019. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Friedman as our independent registered public accounting firm, our Audit Committee intends to reconsider the selection of Friedman as our independent registered public accounting firm.

Friedman has audited our financial statements for the fiscal year ended December 31, 2018.

The following is a summary of fees paid to Friedman for services rendered during the period from February 16, 2018 (inception) through December 31, 2018:

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Friedman in connection with regulatory filings. The aggregate fees billed by Friedman for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 201 and 2018 totaled -0- and $56,000 respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Friedman for consultations concerning financial accounting and reporting standards during the year ended December 31, 2018 and 2017.

Tax Fees

We did not pay Friedman for tax planning and tax advice for the years ended December 31, 2018 and 2017.

All Other Fees

We did not pay Friedman for other services for the years ended December 31, 2018 and 2017.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Auditor Representatives at Annual Meeting

We expect that representatives of Friedman will not be present at the Annual Meeting.

Required Vote

The proposal to ratify the appointment of Friedman requires the vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the appointment of Friedman LLP as our independent registered public accounting firm.

PROPOSAL 3--THE ADJOURNMENT

The adjournment proposal, if adopted, will request the chairman of the Meeting (who has agreed to act accordingly) to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting shall not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Meeting vote for the adjournment proposal, the chairman of the Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

GOVERNANCE OF ALAC

Directors and Executive Officers

Our current directors, officers and director nominee are listed below.

Name	Age	Position
Bin (Ben) Wang	60	Chairman of the Board and Chief Executive Officer
Keqing (Kevin) Liu	59	Chief Financial Officer
Guan Wang	41	Secretary, Treasurer and Director
Howard Jiang	60	Independent Director
John W. Allen	80	Independent Director
Harry Edelson	86	Independent Director

Bin (Ben) Wang, 60, Managing Director of Eon Capital International Ltd, a Hong Kong-incorporated corporate advisory service company since 2007. In this role, he has advised many companies in mergers and acquisitions and project financing including China Railway Rolling-stock Corp. (CRRC), Weifang Hengan Radiator Group Co. Ltd., Shandong Shiheng Special Steel Group Co. Ltd., Shandong Tiantong Food Co., Ltd., American Lorain Corp., China New Media Corp. and Sino-Gas International Holdings. Ben began his financial career in 1994 with Chemical Bank, as market segment manager for the Asian market. He then served as Vice President and Team Leader of Chase International Financial Services after Chemical Bank’s merger into Chase in 1996 and later combination into JP Morgan Chase in 2000. He continued his service at JP Morgan Chase with a broad range of management responsibilities in the development and growth of the bank’s international business until 2006. Ben graduated from Northwestern Polytechnic University in 1980, received his M.S. degree in Mechanical Engineering from Xi’an Jiaotong University in 1983 and he obtained his MA in economics from Illinois State University in 1992. Ben has advised clients on many cross-border mergers and acquisitions transaction and has rich experience working with C-suite executives and negotiating transactions. Ben’s qualifications to serve as Chairman, Chief Executive Officer, and director include his substantial experience in mergers and acquisitions as well as his expertise and resources in financing and deal sourcing.

Keqing (Kevin) Liu, 59, Partner, ACL Equity, a financial services company in Beijing, China, where he focuses on deal origination and cross-border mergers and acquisitions since June 2018. He began his career in 1983 at Agricultural Bank of China Jiangxi Provincial Branch as a project manager in a portfolio co-funded by the World Bank, until 1993; from 1993 to 2001, a Senior Manager and Senior Economist at China Merchants Bank head office, Shenzhen, he led a project finance team to manage a portfolio exceeding US$1 billion; a member of the bank’s Mid-Term Development Strategies Working Group from 1997 to 2000, he represented the bank at the World Bank and International Monetary Fund annual meetings in Washington D.C.; from 2002 to 2004, he co-headed the International Department, Shenzhen Commercial Bank (now Ping An Bank) head office, to fund cross-border transactions and collaborate with more than 600 prime financial institutions worldwide; from 2005 to 2007, he was Consultant, CITIC Capital, Hong Kong, an investment banking arm of CITIC Group, one of China’s largest finance holding conglomerates, active in investment due diligence; in 2007, he founded Nanchang GlobeVision Investment, a company investing in carbon-dioxide emission reduction projects that generate saleable certified emission reduction credits, and served as Chief Executive Officer of such company from 2007 to 2010; from 2010 to June 2018, he was Partner, Wealth Assets and Capital (formerly Wealth Business Consultancy), Hong Kong, engaged in deal sourcing and due diligence. He has served as Adjunct Researcher, European Studies Center, Zhejiang University, one of China’s top institutions of higher learning. He holds a Bachelor of Economics in Statistics from Jiangxi University of Finance and Economics, China, in 1983. Kevin’s qualifications to serve as a Chief Financial Officer and a director include his 35-year international finance management and due diligence experience and deal-sourcing capability due to his high-level and extensive relationships with banks. His deal sourcing capability and extensive due diligence experience will greatly benefit the Company.

Guan Wang, 41, Executive Director, Sinobay (Hong Kong) Commercial Real Estate & Management Co, Ltd, Shenzhen, China, since 2005. She has been in charge of Sinobay’s major investments for 13 years since its inception in 2005. From 2003 to 2005, she served as Director of Human Resources at Union Economic and Trading Investment Co. Ltd, Shenzhen, China, where she was responsible for the company’s human resource development, designing and improving the company’s organizational structure, and cultivating its corporate culture. From 1999 to 2002, she was an assistant in the Human Resources Division at CR Vanguard, a large national supermarket chain in China, a subsidiary of China Resources, a Fortune Global 500 company. Guan received her Bachelor of Science in Computer Application from Shenyang Aerospace University in China in 1999. Guan’s qualifications to serve as Secretary, Treasurer and a director include her work and investment management experience and her experience in human resources management in terms of evaluating top management of companies.

Howard Jiang, 60, Counsel of Becker & Poliakoff LLP, since 2019. He began his career at Baker & McKenzie LLP New York office in 1990 and later served as a partner there. Prior to joining Becker & Poliakoff, during the last five years, he was also a partner at Locke Lord LLP, Seyfarth Shaw LLP and White and Williams LLP. Howard’s practice focuses on capital markets and mergers and acquisitions. He has extensive transactional experience in structuring deals, designing exits and financial products for complicated financing purposes, including mergers and acquisitions, project finance and credit workout situations. He has participated in many projects, including IPOs, public buy-outs and going private transactions. He participated in establishing the joint venture between GM and Shanghai AutoWorks. He lead the legal team that assisted in the establishment of many US and European multinationals’ operations and acquisitions in China, including American Standard, Trane and Wabco. He advised Fresenius, the leading German managed-care provider in its acquisition of MedPartners operations in North American and Europe. He advised a consortium in the acquisition of Digital Domain, which was later injected into a Hong Kong listed company. He worked on project finance deals such as the FLAG submarine cable project and a cruise ship terminal in the US British Virgin Islands. He was active in rollup transactions and buyouts advising clients in telecom and sports equipment fields. He advised on Shandong Huaneng Power’s IPO on the New York Stock Exchange, the first Chinese ADR offering in the world. In addition, Howard has been a director of Daqing Hawkland Technology Investment Corp. since 2010, a currently inactive company that previously made investments in emerging manufacturing companies and exited its last portfolio investment in 2016. Howard’s transaction experience spans manufacturing, pharmaceuticals and nutraceuticals, biopharmaceuticals, medical device, utilities, heavy equipment manufacturing, fulfillment operations, internet technologies, entertainment and media, movie production and post production, power generation and infrastructure development projects as well as location based entertainment projects. He has broad connections in the investment community and access to deal flow. We believe that his capital market and M&A expertise as well as his connections will be beneficial to the Company. Howard obtained his JD from Columbia University Law School in 1992; Master in International Banking and Finance from Columbia University in 1989; Master of Corporate Finance from Webster University, Switzerland in 1988. He obtained his BA in English Literature from Shanghai University of International Studies in 1982. Howard’s qualifications to serve on the board of directors include his experience as legal advisor to public and private businesses, his global connections in a wide variety of industries and his expertise in negotiating and consummating mergers and acquisitions.

John W. Allen, 80, Chairman and Chief Executive Officer, since 1994, of Greater China Corporation, a company providing global investment banking services. Since 2008, he has also served as President of Spring Investment Corporation, a Family Investment firm. He has participated in more than 50 investment transactions in the U.S., Canada, Asia, Europe and throughout Latin America. He has served on a number of boards of public and private companies and foundations. Since December 2014 he has been an Independent Director and Chairman of the Audit Committee of Enssolutions Group Inc. a public company listed on the Toronto TSXV exchange. John began his financial career with the Bank of Boston where he eventually ran the international investment subsidiary, Boston Overseas Financial Corporation. He joined Schroder Bank and Trust Company as Assistant to James D. Wolfensohn (former President of the World Bank Group). He also served as a Trustee of the Soros Open Society Institute and as one of three Trustees of the International Science Foundation with George Soros and Nobel Laureate James Watson from 1990 to 2005. He is currently a member of the Advisory Board of the World Policy Institute and a former member of the Business Council of the United Nations. He also served as Chairman of the Board of AIESEC Yale and AIESEC U.S., an international student exchange program. He is currently a Trustee of the Chinese Cultural Foundation and founding member of the China Investment Group. John received his BA from Yale University in 1961 and his MBA from Harvard Business School in 1965. John’s qualifications to serve as a director include his experience as a board member of public and private companies in a wide variety of industries and countries and his years of venture and investment experience.

Harry Edelson, 86, CFA, CCP, CDP, President since 1980 of Edelson Technology, Inc., a company involved in consulting, fundraising, M&A, and investments. From 1984 until 2005 was an advisor and consultant for 10 multinational corporations (AT&T, Viacom, 3M, Ford Motor, Cincinnati Bell, Colgate-Palmolive, Reed Elsevier, Imation, Asea Brown Boveri and UPS). During this time he managed four technology-oriented strategic venture capital funds for the aforementioned 10 companies using corporate rather than pension money. He has served on over 150 boards of directors, 12 as chairman. At some time in the past five years, Harry Edelson served as a director of four private companies, Airwire, PogoTec, eChinaCash, Pathway Genomics, and one public company, China Gerui. Executive positions in industry include Senior Systems Computer Engineer for Unisys, Transmission Engineer for AT&T (1962-1967), CTO for Cities Service (1967-1970) and Director of Marketing for a terminal manufacturer serving the nascent internet industry (1971-1973). His experience in technology led him to a 12 year career as a securities analyst on Wall Street covering telecommunications, computers, and office equipment for three leading investment banking firms in the 1970s and 1980s. Harry obtained a BS in Physics from Brooklyn College in 1962, MBA from New York University Graduate School of Business in 1965, and completed a Graduate Program in Telecommunications Engineering at the Cornell Graduate School of Electrical Engineering in 1966. In 2007, Harry served as Chairman and Chief Executive Officer for China Opportunity Acquisition Corp., a SPAC that raised $40 million and merged with China Gerui in 2009. Harry’s qualifications to serve as a director include decades of experience on Wall Street and various venture capital ventures. He has SPAC experience, vast board experience, and participated in numerous M&A transactions.

Terms of Office of Officers and Directors

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) as it deems appropriate. Our Memorandum and Articles provides that our officers may consist of chief executive officer, president, chief financial officer, vice-presidents, secretary, assistant secretary, treasurer and such other offices as may be determined by the board of directors. However, at the closing of the Business Combination our board and officers may change.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Alberton Acquisition Corp., Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent as long as we are not a controlled company. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Messrs. Howard Jiang, John W. Allen, and Harry Edelson is an “independent director” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Board of Directors and Committees

Our board of directors has three standing committees: an audit committee, a compensation committee, and a corporate governance and nominating committee. The rules of NASDAQ and Rule 10A-3 of the Exchange Act as required by the rules of the NASDAQ, require that the audit committee and the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

Since our IPO, we have an audit committee of the board of directors. Messrs. Howard Jiang, John W. Allen, and Harry Edelson serve as members of our audit committee. Mr. Harry Edelson serves as chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the audit committee all of whom must be independent. Messrs. Howard Jiang, John W. Allen, and Harry Edelson are independent.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Harry Edelson qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;
●	pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
●	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;
●	setting clear hiring policies for employees or former employees of the independent auditors;
●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
●	obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;
●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
●	reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory, or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

Since our IPO, we have a compensation committee of the board of directors. The members of our Compensation Committee are Messrs. Howard Jiang, John W. Allen, and Harry Edelson. Mr. Allen serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives, and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation in executive session at which the Chief Executive Officer is not present;
●	reviewing and approving the compensation of all of our other executive officers;
●	reviewing our executive compensation policies and plans;
●	implementing and administering our incentive compensation equity-based remuneration plans;
●	assisting management in complying with our proxy statement and annual report disclosure requirements;
●	approving all special perquisites, special cash payments, and other special compensation and benefit arrangements for our executive officers and employees;
●	producing a report on executive compensation to be included in our annual proxy statement; and
●	reviewing, evaluating, and recommending changes, if appropriate, to the remuneration for directors.

The current charter of the Compensation Committee also provides that the compensation committee may, in its sole discretion, retain, or obtain the advice of a compensation consultant, legal counsel, or other adviser and will be directly responsible for the appointment, compensation, and oversight of the work of any such adviser. Before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, however, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Corporate Governance and Nominating Committee

Since our IPO, we have our Corporate Governance and Nominating Committee. The members of our Corporate Governance and Nominating Committee are Howard Jiang, John W. Allen, and Harry Edelson. Mr. Wang serves as chairman of the corporate governance and nominating committee. We have adopted a committee charter, which details the principal functions of the committee, including:

●	Establish criteria for membership of the Board, including standards for the independence of directors to serve on the Board and committees of the Board;
●	Evaluate the Board composition and performance, and recommend nominations and re-election of directors, including recommendations of directors to serve on committees of the Board;
●	Administer and oversee all aspects of the Company’s corporate governance functions on behalf of the Board; and
●	Make recommendations to the Board regarding corporate governance issues and related policies for risk assessment and risk management.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers, and employees in accordance with applicable federal securities laws.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that, during 2018, our directors, executive officers, and ten percent shareholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

●	A late Form 3 report was filed for Harry Edelson, a director of the Company, on October 24, 2018 to report his initial holdings of each class of securities of the Company beneficially owned as of October 23, 2018.
●	A late Form 3 report was filed for John W. Allen, a director of the Company, on October 25, 2018 to report his initial holdings of each class of securities of the Company beneficially owned as of October 23, 2018.

Executive Officers and Director Compensation During 2018

No executive officer has received any cash compensation for services rendered to us. Commencing on August 1, 2018 and terminating upon completion of our initial business combination or the distribution of the trust account to our public shareholders, we will pay Hong Ye, an entity solely owned to Guan Wang, a fee of $1,000 per month for providing us with general and administrative services, including office space and utilities services. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary.

Other than the $1,000 per month administrative fee, the $290,000 payment to White and Williams LLP (an affiliate of one of our directors) for its legal services to the Company in connection with the IPO and other payments to such firm for legal services (including with respect to periodic filings) prior to the initial business combination and the repayment of $300,000 of non-interest bearing loans made to us by Guan Wang, no compensation or fees of any kind, including finder’s fee, consulting fees and other similar fees, will be paid to our initial shareholders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is).

Directors, officers and initial shareholders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year-End

We do not currently grant any plan-based awards or have any outstanding equity awards at the fiscal year 2018.

Employment Agreements

We have not entered into any employment agreements with our executive officers, and have not made any agreements to provide benefits upon termination of employment.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on [●] shares of our ordinary share outstanding as of November 1, 2019, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our ordinary share by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of ordinary share;
●	each of our officers and directors; and
●	all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Hong Ye Hong Kong Shareholding Co., Limited(2)	1,658,319	11.29%
Guan Wang(3)	1,658,319	11.29%
Keqing (Kevin) Liu	958,959	6.53%
Bin (Ben) Wang	494,480	3.37%
Howard Jiang(4)	30,000	0.20%
John W. Allen	30,000	0.20%
Harry Edelson	30,000	0.20%
All directors and executive officers as a group (Six individuals)	3,201,758	21.79%

(1)	Unless otherwise indicated, the business address of each of the individuals is Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

(2)	Guan Wang, the sole shareholder and director of Hong Ye Hong Kong Shareholding Co., Limited, has voting and dispositive power over the shares held by Hong Ye Hong Kong Shareholding Co., Limited.

(3)	Represents shares held by Hong Ye Hong Kong Shareholding Co., Limited. Guan Wang has voting and dispositive power over the shares held by such entity.

(4)	Shares to be surrendered to White and Williams LLP pursuant to the requirements of the partnership.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In August 2018, in connection with our organization we issued 1,725,000 Class B ordinary shares to our initial shareholders, of which an aggregate of 1,650,000 Class B ordinary shares were issued for an aggregate purchase price of $17,250 or 0.010454545 per share, and an aggregate of 75,000 Class B ordinary shares were issued for services rendered. On September 10, 2018, we issued an additional 1,150,000 Class B ordinary shares to our initial shareholders, of which an aggregate of 1,135,000 Class B ordinary shares were issued for an aggregate purchase price of $2,300 or approximately 0.00202643 per share, and an aggregate of 15,000 Class B ordinary shares were issued for services rendered. On September 14, 2018, our initial shareholders converted all of their Class B ordinary shares, constituting all of the outstanding Class B ordinary shares of the Company, into Class A ordinary shares and, immediately thereafter, the Company amended and restated its Memorandum and Articles of Association to eliminate the Class B ordinary shares and re-designate the Class A ordinary shares as “ordinary shares.” As a result, the Company currently has only one class of ordinary shares. As a result, as of September 14, 2018, our initial shareholders held 2,875,000 founder shares (up to 375,000 of which were subject to forfeiture if the underwriters’ over-allotment option was not exercised in full in connection with our initial public offering (the “IPO”)). On November 20, 2018, the underwriters of the Company’s IPO partially exercised the over-allotment option (as described in detail below), and therefore, an aggregate of 3,002 founder shares held by our initial shareholders were forfeited.

The founder shares are identical to the ordinary shares included in the units being sold in the IPO. However, the holders of founder shares have agreed (A) to vote their founder shares (as well as any public shares acquired in or after the IPO) in favor of any proposed business combination, (B) not to propose, or vote in favor of, an amendment to the Memorandum and Articles of the Company, prior to a business combination, to affect the substance or timing of the Company’s obligation to redeem all public shares if it cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of this proposed offering, unless the Company provides public shareholders an opportunity to redeem their public shares, (C) not to convert any shares in connection with a shareholder vote to approve a proposed initial business combination or any amendment to our charter documents prior to consummation of an initial business combination or sell any shares to us in a tender offer in connection with a proposed initial business combination and (D) that the founder shares shall not participate in any liquidating distribution from the trust account upon winding up if a business combination is not consummated. Additionally, all of the founder shares outstanding prior to the IPO will be placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the founder shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the founder shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to our initial shareholders, officers, directors, consultants or their affiliates, (ii) to an initial shareholder’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of our initial business combination, by private sales at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

Simultaneously with the closing of the IPO, Hong Ye Hong Kong Shareholding Co., Limited (“Hong Ye” or the “Sponsor”) purchased, pursuant to written subscription agreements with us, 300,000 private units (for a total purchase price of $ 3,000,000) from us. In addition, simultaneously with the sale of the over-allotment units, Hong Ye purchased from us at a price of $10.00 per private unit an additional 29,760 private units (for a total purchase price of $297,600).

The private units are identical to the units sold in the IPO except that the private warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by our sponsor or its permitted transferees. Additionally, because the private units will be issued in a private transaction, our sponsor and its permitted transferees will be allowed to exercise the private warrants for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares. The purchasers of the private units have agreed (a) to vote their private shares (representing the ordinary shares underlying the private units) and any public shares in favor of a business combination, (b) not to propose, or vote in favor of, an amendment to the Memorandum and Articles of Association, prior to a business combination, to affect the substance or timing of the Company’s obligation to redeem all public shares if it cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of this proposed offering, unless the Company provides public shareholders an opportunity to redeem their public shares, (c) not to redeem any private shares into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a business combination or sell their shares to the Company in a tender offer in connection with a business combination, and (d) that the private shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. The purchasers of the private units also agreed not to transfer, assign or sell any of the private units or underlying securities (except to the same permitted transferees as the founder shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the founder shares must agree to, each as described above) until the completion of our initial business combination.

If the private warrants are held by holders other than the initial purchasers or any of their permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in the IPO. In the event of a liquidation prior to our initial business combination, all of our warrants and rights, including the private warrants and rights will be worthless.

In order to meet our working capital needs following the consummation of the initial public offering, our initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each working capital loan would be evidenced by a promissory note. The working capital notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. These units would be identical to the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment.

The holders of our founder shares issued and outstanding prior to the initial public offering, as well as the holders of the private units and the units our initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), will be entitled to certain registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these founder shares are to be released from escrow. The holders of a majority of the private units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Prior to June 30, 2018, Hong Ye advanced HK$ 22,000, (equivalent to US$ 2,818) to pay for the legal expenses associated with the business registration. On September 5, 2018, Hong Ye advanced the Company an additional HK$ 1,985 (equivalent to US$256) for bank service charge. The Company has repaid the Sponsor $2,818 and $256 on July 6, 2018 and December 28, 2018, respectively. On October 19, 2018, Hong Ye advanced the Company an additional $71,000 for costs associated with the initial public offering. Such advances were non-interest bearing and have been repaid by the Company on November 15, 2018.

On July 6, 2018, we issued an unsecured promissory note to Guan Wang, a member of our board of directors, pursuant to which we borrowed aggregate principal amount of $300,000. The note is non-interest bearing and payable on the consummation of our initial business combination.

As of December 31, 2018, $2,379, which represents the amount in excess of the aggregate private units purchase price, has not been returned to Hong Ye.

Hong Ye, an entity solely owned by Guan Wang, has agreed that, commencing on August 1, 2018 and terminating upon completion of our initial business combination or the distribution of the trust account to our public shareholders, it will make available to us certain general and administrative services, including office space and utilities services, as we may require from time to time. We have agreed to pay Hong Ye $1,000 per month for these services. We believe, based on rents and fees for similar services, that the fee charged by Hong Ye is at least as favorable as we could have obtained from an unaffiliated person.

Other than the $1,000 per month administrative fee, the $290,000 payment to White and Williams LLP (an affiliate of our director) for its legal services to the Company in connection with the IPO and other payments to such firm for legal services (including with respect to periodic filings) prior to the initial business combination and the repayment of $300,000 of non-interest bearing loans described above, no compensation or fees of any kind, including finder’s fee, consulting fees and other similar fees, will be paid to our initial shareholders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

SHAREHOLDER PROPOSALS

We anticipate that the 2020 annual meeting of shareholders will be held no later than December 31, 2020. If you intend to present a proposal at the 2020 annual meeting of shareholders, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Company. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for 2020 annual meeting of shareholders; provided, however, that in the event that the 2020 annual meeting is called for a date that is not within 45 days before or after the anniversary of the 2019 annual meeting, notice by the shareholder to be timely must be so received no earlier than the opening of business on the 120th day before the 2020 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2020 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2020 annual meeting is first made by the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Form 10-K”) and our Quarterly Reports on form 10-Q for the periods ended March 31, 2019 and June 30, 2019 is enclosed with this Proxy Statement and is available on website (https://materials.proxyvote.com/G35006). We will provide copies of these forms upon payment of a nominal fee to cover the reasonable expenses of printing and mailing. You should contact us by telephone or in writing. The Annual Report and Quarterly Reports are not to be considered as proxy solicitation material.

Alberton Acquisition Corporation

Room 1001, 10/F, Capital Center

151 Gloucester Road, Wanchai, Hong Kong

Attn: Guan Wang
Tel: +852 2117 1621
Email: kevinkqliu@hotmail.com, ben@albertoncorp.com

*** Exercise Your *Right* to Vote ***

ALBERTON ACQUISITION CORP.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: November 01, 2019
Date: December 27, 2019 **Time:** 10:00 AM EST
Location: Hunter Taubman Fischer & Li LLC
1450 Broadway, 26th Floor
New York, New York, 10018

ALBERTON ACQUISITION CORP.
1001 CAPITAL CENTER
151 GLOUCETER ROAD
WANCHAI, HONG KONG, CHINA

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement   2. Form 10-K and Form 10-Q

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will **NOT** be forwarded to your investment advisor. Please make the request as instructed above on or before December 15, 2019 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR All the following:

1. Election of Directors

Nominees

01 Bin (Ben) Wang   02 Guan Wang   03 Harry Edelson   04 John W. Allen   05 Howard Jiang

The Board of Directors recommends you vote FOR the following proposal:

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 12/26/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ALBERTON ACQUISITION CORP.
1001 CAPITAL CENTER
151 GLOUCETER ROAD
WANCHAI, HONG KONG, CHINA

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR All the following:

	For All	Withhold All	For All Except
1. Election of Directors	O	O	O

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Bin (Ben) Wang   02 Guan Wang   03 Harry Edelson   04 John W. Allen   05 Howard Jiang

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 To ratify the appointment of Friedman LLP ("Friedman") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ended December 31, 2018 and the fiscal year then ending December 31, 2019.	O	O	O

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000431791_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K, and Form 10-Q is/are available at www.proxyvote.com

ALBERTON ACQUISITION CORP.
Annual Meeting of Shareholders
December 27, 2019 10:00 AM, EST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Bin (Ben) Wang, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Alberton Acquisition Corporation that the undersigned is entitled to vote at the Annual Meeting of Shareholders of Alberton Aquisition Corporation, to be held at 10:00 AM, EST, on December 27, 2019, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York, 10018 or at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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